SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 6, 2004
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       000-22817                65-0813766
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(State or other jurisdiction            (Commission            IRS Employer
        of incorporation)               File Number)        Identification No.)


                   100 S. Second Street, Fort Pierce, FL     34950
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               (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code (772) 461-2414
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          (Former name or former address, if changed since last report)

Item 12. Disclosure of Results of Operations and Financial Condition

         On May 6, 2004, Harbor Florida Bancshares, Inc. ("Bancshares") announced that it would be participating in the America's Community Bankers' Community Bank Investor Conference in New York City, May 10-11, 2004. A copy of the press release dated May 6, 2004 is attached as Exhibit 99.


                                                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        May 6, 2004                   HARBOR FLORIDA BANCSHARES,
                                              INC., Registrant


                                            By:         /s/
                                            ------------------------------
                                            Name:  H. Michael Callahan
                                            Title:  Senior Vice President and
                                            Chief Financial Officer


Exhibit No.                Description

99                         Press release dated May 6, 2004